Exhibit 99.1

                              SETTLEMENT AGREEMENT

         THIS SETTLEMENT AGREEMENT, dated July 12, 2007, by and among Flagg Street Capital LLC, a Delaware limited liability company, Flagg Street Partners LP, a Delaware limited partnership, Flagg Street Partners Qualified LP, a Delaware limited partnership, Flagg Street Offshore, LP, a Cayman Islands limited partnership, Jonathan Starr (collectively, "Flagg Street"), Michael A. Ruffolo, Richard S. Press and Pomeroy IT Solutions, Inc., a Delaware corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, Flagg Street is the beneficial owner of 1,249,325 shares of common stock, $.01 par value, of the Company (the "Common Stock"), or approximately 9.8% of the Common Stock issued and outstanding;

         WHEREAS, Flagg Street has nominated certain individuals for election to the Board of Directors of the Company (the "Pomeroy Board") at the 2007 annual meeting of stockholders of the Company (the "Annual Meeting") initially scheduled to be held on July 12, 2007;

         WHEREAS, Flagg Street has filed a definitive proxy statement with the Securities and Exchange Commission ("SEC") with respect to the solicitation of proxies to be used at the Annual Meeting to elect Flagg Street's nominees, Jonathan Starr, Michael A. Ruffolo and Richard S. Press (referred to herein, together with any substitutes or successors of such individuals as set forth in Sections 3.1(d) and 3.3(a), as the "Flagg Street Nominees") as members of the Pomeroy Board;

         WHEREAS, the Company announced on July 5, 2007 that the Pomeroy Board terminated Stephen E. Pomeroy as its President and Chief Executive Officer, that it voted to withdraw the nomination of Stephen E. Pomeroy to stand for election as a director nominee at the Annual Meeting, and that it intends to reschedule the Annual Meeting;

         WHEREAS, Flagg Street and the Company have determined that the best interests of Flagg Street and the Company would be served by Flagg Street not engaging in a solicitation of proxies for the election of the Flagg Street Nominees in opposition to the nominees of the Pomeroy Board, and the other arrangements set forth herein;

         NOW, THEREFORE, in consideration of the promises, mutual representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

         Section 1.        Representations and Warranties of the Company.

         The Company hereby represents, warrants and agrees that (a) it has full legal right, power and authority to execute, deliver and perform this Agreement, and consummate the transactions contemplated hereby, (b) the execution and delivery of this Agreement, and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate actions, and (c) this Agreement constitutes valid, legal and binding obligations of the Company, enforceable against it in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium (whether general or specific) or other laws now or hereafter in effect. The performance of the terms of this Agreement shall not conflict with, constitute a violation of, or require any notice or consent under, the Certificate of Incorporation or Bylaws of the Company or any agreement or instrument to which the Company is a party or by which the Company is bound, and shall not require any consent, approval or notice under any provision of any judgment, order, decree, statute, rule or regulation applicable to the Company.

         Section 2. Representations and Warranties of Flagg Street and the Flagg Street Nominees.

                  (a) Flagg Street hereby represents, warrants and agrees that (a) it has full legal right, power and authority to execute, deliver and perform this Agreement, and consummate the transactions contemplated hereby, (b) the execution and delivery of this Agreement, and the consummation by Flagg Street of the transactions contemplated hereby have been duly authorized by all necessary corporate and limited partnership actions, and (c) this Agreement constitutes valid, legal and binding obligations of Flagg Street, enforceable against it in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium (whether general or specific) or other laws now or hereafter in effect. The performance of the terms of this Agreement shall not conflict with, constitute a violation of, or require any notice or consent under, the organizational documents of Flagg Street or any agreement or instrument to which Flagg Street is a party or by which Flagg Street is bound, and shall not require any consent, approval or notice under any provision of any judgment, order, decree, statute, rule or regulation applicable to Flagg Street.

                  (b) Each of the Flagg Street Nominees hereby severally, but not jointly, represents, warrants and agrees that
                           (a) he has full legal right, power and authority to execute, deliver and perform this Agreement, and consummate the transactions contemplated hereby, (b) this Agreement constitutes valid, legal and binding obligations of such Flagg Street Nominee, enforceable against him in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium (whether general or specific) or other laws now or hereafter in effect. The performance of the terms of this Agreement shall not conflict with, constitute a violation of, or require any notice or consent under, any agreement or instrument to which such Flagg
                           Street  Nominee  is a party  or by which  such  Flagg
                           Street Nominee is bound, and shall not require any consent, approval or notice under any provision of any judgment, order, decree, statute, rule or regulation applicable to such Flagg Street Nominee.

         Section  3.       Board Composition; Related Matters.

3.1 Concurrently with the execution of this Agreement, the Pomeroy Board will take the necessary action to accomplish the following:

                  (a)      Cause  the  number  of  directors   constituting  the
                           Pomeroy Board to be fixed at twelve (12) until the Annual Meeting;

                  (b)      Appoint  two  Flagg  Street   Nominees  to  fill  the
                           vacancies on the Pomeroy Board created by the expanded size of the Pomeroy Board to twelve (12) such that the Pomeroy Board will consist of David B. Pomeroy, Kevin G. Gregory, William H. Lomicka, Vincent D. Rinaldi, Debra E. Tibey, Kenneth R. Waters, David G. Boucher, Ronald E. Krieg, Stephen E. Pomeroy, James H. Smith, Jonathan Starr and Michael
                           A. Ruffolo;

                  (c) Reschedule the Annual Meeting to be held and concluded on a date not later than July 31, 2007. The only matters that shall be acted upon at the Annual Meeting shall be the election of directors, as provided herein, and the ratification of the appointment of auditors;

                  (d) Cause the Company's slate of director nominees for election at the Annual Meeting to be composed of David B. Pomeroy, Kevin G. Gregory, William H. Lomicka, Vincent D. Rinaldi, Debra E. Tibey, Kenneth
                           R. Waters, David G. Boucher, Ronald E. Krieg, Jonathan Starr, Michael A. Ruffolo and Richard S. Press (collectively, the "Continuing Directors"), with Richard S. Press designated to fill the vacancy created by Stephen E. Pomeroy not being nominated and re-elected to the Pomeroy Board. Should any of Messrs. Starr, Ruffolo and Press be unable to serve as a director, Flagg Street shall have the right to designate a substitute deemed qualified by the Nominating and Corporate Governance Committee. Should any of the Continuing Directors other than Messrs. Starr, Ruffolo and Press be unable to serve as a director, the remaining Continuing Directors other than the Flagg Street Nominees shall have the right to designate a substitute deemed qualified by the Nominating and Corporate Governance Committee; and

                  (e) Publicly recommend and solicit proxies for the election of the Continuing Directors to the Pomeroy Board at the Annual Meeting. Flagg Street will, and the Company shall use its best efforts to cause the current members of the Pomeroy Board and their Affiliates and Associates to, vote all shares of Common Stock which they are entitled to vote at the Annual Meeting in favor of the election of each of the Continuing Directors and such votes shall not be revoked in any manner. For purposes of this Agreement, the terms "Affiliate" and "Associate" shall have the respective meanings set forth in Rule 12b-2 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

3.2 Immediately following the Annual Meeting, the Pomeroy Board will take the necessary action to accomplish the following:

                  (a) James H. Smith will retire from the Pomeroy Board and, accordingly, resign as a director of the Pomeroy Board. An executed copy of James H. Smith's resignation from the Pomeroy Board, effective immediately after the Annual Meeting, is attached hereto as Exhibit A;

                  (b) Cause the number of directors constituting the Pomeroy Board to be fixed at a maximum of eleven (11) until the 2008 annual meeting of stockholders of the Company (the "2008 Annual Meeting"). At any time prior to but not later than the 2008 Annual Meeting, the number of directors constituting the Pomeroy Board will be fixed at a maximum of ten (10), which, if necessary, will be facilitated by the resignation of any of the Continuing Directors other than a Flagg Street Nominee;

                  (c) Appoint (i) Michael A. Ruffolo to the Compensation Committee and the Stock Option Committee, (ii) Richard S. Press to the Nominating and Corporate Governance Committee, and (iii) Jonathan Starr to the Audit Committee. The Pomeroy Board will also appoint one Flagg Street Nominee, to be selected at Flagg Street's sole discretion, to any other committee of the Pomeroy Board formed after the appointment of the Flagg Street Nominees to the Pomeroy Board; and

                  (d) Commence a search for a President and Chief Executive Officer and form a Special Committee of the Pomeroy Board (the "Special Committee"), which will include Michael A. Ruffolo, for the purpose of conducting such search. The Special Committee shall use all commercially reasonable best efforts to recommend to the full Pomeroy Board a President and Chief Executive Officer (the "Candidate") who is satisfactory to all the members of the Special Committee not later than October 31, 2007 (the "Initial Deadline"). If, after using all commercially reasonable best efforts, the Special Committee cannot agree on a Candidate by the Initial Deadline, the deadline for recommending a Candidate who is satisfactory to all the members of the Special Committee will be extended to December 31, 2007 (the "Final Deadline"). The Candidate recommended by the Special Committee pursuant to this Section 3.2(d) will be hired by the Company as soon as practicable after such recommendation. The Candidate hired by the Company pursuant to this Section 3.2(d) will, promptly after commencement of his or her employment, be appointed to serve as a member of the Pomeroy Board in the place of Kevin G. Gregory unless Mr. Gregory is the Candidate. An executed copy of Mr. Gregory's resignation from the Pomeroy Board, effective concurrently with the appointment of the Candidate to the extent Mr. Gregory is not the Candidate, is attached hereto as Exhibit B.

3.3      Vacancies

                  (a) In the case of any vacancy occurring among any of the Flagg Street Nominees serving on the Pomeroy Board, Flagg Street will have the right to designate an individual deemed qualified by the Nominating and Corporate Governance Committee as a representative for appointment as a successor to hold office for the unexpired term of the Flagg Street Nominee whose place will be vacant.

                  (b) In the case of any vacancy occurring among any of the Continuing Directors other than the Flagg Street Nominees serving on the Pomeroy Board, the Continuing Directors other than the Flagg Street Nominees will have the right to designate an individual deemed qualified by the Nominating and Corporate Governance Committee as a representative for appointment as a successor to hold office for the unexpired term of the Continuing Director whose place will be vacant, unless such vacancy results from any express provision of this Agreement.

3.4 Within 10 business days following receipt of reasonably satisfactory documentation thereof, the Company will reimburse Flagg Street for its reasonable out-of-pocket fees and expenses incurred through the date of the execution and performance of this Agreement in connection with its activities relating to the Annual Meeting, including without limitation, the nomination and election of directors, the acquisition or solicitation of proxies, any acts or filings in connection therewith, and the negotiation and execution of this Agreement, provided such reimbursement shall not exceed $350,000 in the aggregate.

3.5 Flagg Street, on behalf of itself and the Flagg Street Nominees, hereby covenants as follows:

                  (a) Flagg Street Partners Qualified LP hereby withdraws its letters to the Company dated April 3, 2007 and May 29, 2007 nominating the Flagg Street Nominees as directors for election to the Pomeroy Board at the Annual Meeting.

                  (b) To the extent all the Flagg Street Nominees are nominated by the Company for election as directors at the 2008 Annual Meeting, all the Flagg Street Nominees accept such nomination and all the Flagg Street Nominees agree to be included as director nominees in the Company's proxy statement for the 2008 Annual Meeting, Flagg Street and the Flagg Street Nominees will not effect, seek, offer, engage in, propose or cause or participate in any
                           "solicitation" of "proxies" (as such terms are defined in the rules and regulations promulgated under the Exchange Act), relating to the election of directors of the Company at the 2008 Annual Meeting. The commencement by Flagg Street or the Flagg Street Nominees of an election contest in connection with the 2008 Annual Meeting is referred to herein as a "2008 Election Contest". In the event Flagg Street and/or any of the Flagg Street Nominees commences a 2008 Election Contest, the

                           Company shall have no obligation to include any Flagg Street Nominee on the Company's slate of director nominees it recommends for election at the 2008 Annual Meeting, regardless of any prior nomination by the Company of a Flagg Street Nominee or a Flagg Street Nominee's acceptance of such nomination.

         Section  4.       Miscellaneous.

4.1 Covenant Not to Sue. Flagg Street and the Flagg Street Nominees and each of its and their Associates and Affiliates, on the one hand, and the Company and its directors and each of its and their Associates and Affiliates, on the other hand, agrees not to sue or otherwise commence or continue in any manner, directly or indirectly, any suit, claim, action, right or cause of action relating to any acts or omissions in connection with the Annual Meeting (other than acts or omissions of the Company's director nominees named in the Company's definitive proxy statement filed with the SEC on June 8, 2007 (without giving effect to any subsequent amendments or supplements thereto) who do not stand for election as directors at the Annual Meeting), including without limitation, the nomination or election of directors, the solicitation of proxies or any acts or filings in connection therewith; provided, however, that neither party hereto shall be prohibited from enforcing its rights under and pursuant to this Agreement, including without limitation the commencement of an election contest and solicitation of proxies.

4.2 Company Release. The Company, on behalf of itself, its directors, officers, employees, representatives and agents (collectively, the "Company Releasors"), does hereby, fully and forever, release and discharge Flagg Street, its partners, members, directors, officers, employees, attorneys, representatives and agents, including, without limitation, the Flagg Street Nominees (collectively, the "Flagg Street Releasees") from any and all actions, claims, complaints, rights or causes of action, debts, demands or suits of any kind or nature whatsoever, statutory, equitable or legal, foreseen or unforeseen, known or unknown, matured or unmatured that the Company Releasors have, may have or might claim to have against the Flagg Street Releasees through the date hereof in connection with the Annual Meeting.

4.3 Flagg Street Release. Flagg Street, on behalf of itself, its partners, members, directors, officers, employees, representatives and agents, and the Flagg Street Nominees (collectively, the "Flagg Street Releasors") do hereby, fully and forever, release and discharge the Company, its directors, officers, employees, attorneys, representatives and agents (other than the Company's director nominees named in the Company's definitive proxy statement filed with the SEC on June 8, 2007 (without giving effect to any subsequent amendments or supplements thereto) who do not stand for election as directors at the Annual Meeting) (collectively, the "Company Releasees") from any and all actions, claims, complaints, rights or causes of action, debts, demands or suits of any kind or nature whatsoever, statutory, equitable or legal, foreseen or unforeseen, known or unknown, matured or unmatured that the Flagg Street Releasors have, may have or might claim to have against the Company Releasees through the date hereof in connection with the Annual Meeting.

4.4 Specific Performance. Flagg Street, including the Flagg Street Nominees, on the one hand, and the Company, on the other hand, acknowledges and agrees that irreparable injury to the other party hereto would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that such injury would not be adequately compensable in damages. It is accordingly agreed that Flagg Street, including the Flagg Street Nominees, on the one hand, and the Company, on the other hand (the "Moving Party"), shall each be entitled to specific enforcement of, and injunctive relief to prevent any violation of, the terms hereof and the other party hereto will not take action, directly or indirectly, in opposition to the Moving Party seeking such relief on the grounds that any other remedy or relief is available at law or in equity, nor shall such other party seek the posting of a bond as a condition for obtaining any such relief. An application for specific performance pursuant to this Section 4.4 shall not preclude the Moving Party from seeking other relief available at law or in equity.

4.5 Press Release. Promptly following the execution and delivery of this Agreement, the Company shall issue the press release attached hereto as Exhibit C (the "Press Release"). None of the parties hereto, including any individual member of the Pomeroy Board (including the Flagg Street Nominees), will make any public statements regarding the Annual Meeting (including in any filing with the SEC or any other regulatory or governmental agency, including any stock exchange) that are inconsistent with, or otherwise contrary to, the statements in the Press Release issued pursuant to this Section 4.5; provided, however, that this Section 4.5 shall be inoperative to the extent Flagg Street or any of the Flagg Street Nominees commences a 2008 Election Contest.

4.6      Other Announcements.

                  (a) In furtherance, and not in limitation, of Section 4.5, from the date of this Agreement through and until the 2008 Annual Meeting, none of the parties hereto, nor any of the Continuing Directors, shall make any public statement (including any statement in any filing with the SEC or any other governmental agency), nor make any private statement to any of the Company's stockholders or potential stockholders, that is critical of or disparages this Agreement or any actions taken prior to the date hereof by any of the foregoing in connection with the Annual Meeting, except as and to the extent expressly permitted in clause 4.6(b) below.

                  (b) Any statement otherwise prohibited by clause 4.6(a) may nevertheless be made without violating clause 4.6(a) if (i) such statement is either required by applicable law, rule or regulation (including any statement required by any filing with the SEC or any other governmental agency) or is required to be made by the person seeking to make such statement in order to comply with such person's fiduciary duties to the Company or its stockholders, in each case as reasonably determined by such person based on the advice of outside counsel and upon reasonable prior written notice to the parties hereto of the nature of the statement and the basis pursuant to which it is required to be made, (ii) such statement refers or relates to any of the Company's director nominees named in the Company's definitive proxy statement filed with the SEC on June 8, 2007 (without giving effect to any subsequent amendments or supplements thereto) who do not stand for election as directors at the Annual Meeting), or
                           (iii) Flagg Street or any of the Flagg Street Nominees commences a 2008 Election Contest.

4.7 Proxy Statement. The Company agrees to provide Flagg Street an opportunity to review and comment on the portions of all proxy materials to be filed by the Company in connection with the Annual Meeting containing statements relating to Flagg Street, the Flagg Street Nominees and this Agreement.

4.8 Confidentiality Agreement. As soon as reasonably practicable following the execution and delivery of this Agreement, Richard S. Press and the Company will enter into an appropriate confidentiality agreement for the purpose of allowing the Company to integrate Mr. Press into the business and affairs of the Company in anticipation of his election to the Pomeroy Board at the Annual Meeting.

4.9 No Waiver. Any waiver by either Flagg Street or the Company of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of either party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

4.10 Successors and Assigns. All the terms and provisions of this Agreement shall inure to the benefit of and shall be enforceable by the successors and assigns of the parties hereto.

4.11 Survival of Representations. All representations and warranties made by the parties in this Agreement or pursuant hereto shall survive the execution of this Agreement.

4.12 Entire Agreement; Amendments. This Agreement and the Exhibits hereto contain the entire understanding of the parties hereto with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings other than those expressly set forth herein. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or assigns. Notwithstanding the foregoing, nothing in this Agreement is intended to, nor shall be construed as, limiting or otherwise changing any of the duties and other obligations the Flagg Street Nominees may have in their respective capacities as directors of the Company.

4.13 Severability. The invalidity or unenforceability of any provision hereof in any jurisdiction will not affect the validity or enforceability of the remainder hereof in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. To the extent permitted by applicable law, each party waives any provision of applicable law that renders any provision hereof prohibited or unenforceable in any respect. If any provision of this Agreement is held to be unenforceable for any reason, it will be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible.

4.14 Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

4.15     Notices.   All   notices,   requests,   demands,   claims,   and  other
communications hereunder will be in writing and will be delivered by electronic transmission:

                  If to the Company:

                  Pomeroy IT Solutions, Inc.
                  1020 Petersburg Road
                  Hebron, KY 41048
                  Attn: Kevin G. Gregory
                  Telecopy: 888-717-4279
                  Email: kgregory@pomeroy.com

                  With a copy to:

                  Greenberg Traurig LLP
                  1200 Seventeenth Street
                  Suite 2400
                  Denver, CO 80202
                  Attn: Steven Segal, Esq.
                  Telecopy: (720) 904-7619
                  Email: segalst@gtlaw.com

                  If to Flagg Street:

                  Flagg Street Capital LLC
                  44 Brattle Street
                  Cambridge, MA 02138
                  Attn: Jonathan Starr
                  Telecopy: (617) 876-6081
                  Email: jonathan@flaggstreet.com

                  with a copy to:

                  Olshan Grundman Frome Rosenzweig & Wolosky LLP
                  65 East 55th Street
                  New York, NY 10022
                  Attention: Steven Wolosky, Esq.
                  Telecopy: (212) 451-2222
                  Email: swolosky@olshanlaw.com

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

4.16 Governing Law; Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to the conflict of laws principles thereof. The parties hereto agree to submit to the jurisdiction of any court of competent jurisdiction located in the State of Delaware to resolve any dispute relating to this Agreement and waive any right to move to dismiss or transfer any such action brought in any such court on the basis of any objection to personal jurisdiction or venue.

4.17 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same Agreement.

4.18 No Admission. Nothing contained herein shall constitute an admission by any party hereto of liability or wrongdoing.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement or caused this Agreement to be duly executed by their authorized representative, as of the day and year first above written.

                                            FLAGG STREET PARTNERS LP

                                            By:    Flagg Street Capital LLC, its
                                                   General Partner

                                            By:    /s/ Jonathan Starr
                                                   -----------------------------
                                            Name:  Jonathan Starr
                                            Title: Founding Member


                                            FLAGG STREET PARTNERS QUALIFIED LP

                                            By:    Flagg Street Capital LLC, its
                                                   General Partner

                                            By:    /s/ Jonathan Starr
                                                   -----------------------------
                                            Name:  Jonathan Starr
                                            Title: Founding Member


                                            FLAGG STREET OFFSHORE, LP

                                            By:    Flagg Street Capital LLC, its
                                                   General Partner

                                            By:    /s/ Jonathan Starr
                                                   -----------------------------
                                            Name:  Jonathan Starr
                                            Title: Founding Member


                                            FLAGG STREET CAPITAL LLC

                                            By:    /s/ Jonathan Starr
                                                   -----------------------------
                                            Name:  Jonathan Starr
                                            Title: Founding Member

                                            JONATHAN STARR

                                                   /s/ Jonathan Starr
                                                   -----------------------------
                                            Name:  Jonathan Starr


                                            Richard S. Press

                                                   /s/ Richard S. Press
                                                   -----------------------------
                                            Name:  Richard S. Press


                                            Michael A. Ruffolo

                                                   /s/ Michael A. Ruffolo
                                                   -----------------------------
                                            Name:  Michael A. Ruffolo


                                            POMEROY IT SOLUTIONS, INC.

                                            By:    /s/ Kenneth R. Waters
                                                   -----------------------------
                                            Name:  Kenneth R. Waters
                                            Title: Lead Independent Director